Archer Investment Series Trust

Supplement dated March 25, 2020

to the

Prospectus and Statement of Additional Information (“SAI”)

dated December 27, 2019

____________________________________________________________________________

This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund and Archer Multi Cap Fund (collectively, the “Funds”), each a series of Archer Investment Series Trust (the “Trust”), dated March 25, 2020, updates certain information found in the Prospectus and SAI of  the Fund dated December 27, 2019, as amended through March 25, 2020 as described below.

Effective March 25, 2020, the address of Archer Investment Corporation, investment advisor to the Funds, is now 11711 North College Avenue #200, Carmel, IN 46032. Therefore, all references to the address of “9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240” is hereby replaced with “11711 North College Avenue #200, Carmel, IN 46032” in the Funds’ Prospectus and SAI.

**********************

Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Funds’ Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.